VIVALDI ORINDA MACRO OPPORTUNITIES FUND

VIVALDI
ASSET MANAGEMENT

Summary Prospectus June 28, 2016
Class A	OMOAX
Class I	OMOIX

Before you invest, you may want to review the Vivaldi Orinda Macro Opportunities Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated June 28, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://orindamanagement.com/mutual-fund/downloads/.  You can also get this information at no cost by calling 1‑855-467-4632 (855-4ORINDA) or by sending an e-mail request to info@orindafunds.com.

Investment Objective
The Vivaldi Orinda Macro Opportunities Fund (the “Fund”) seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “Distribution of Fund Shares” section on page 31 of the Fund’s Prospectus and the “Additional Purchase and Redemption Information” section on page 47 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short and Shareholder Servicing Plan Fee)(1)	2.37%	2.40%
Interest Expense and Dividends on Securities Sold Short	1.22%	1.27%
Shareholder Servicing Plan Fee	0.15%	0.10%
Additional Other Expenses	1.00%	1.03%
Acquired Fund Fees and Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses(2)	4.66%	4.44%
Less: Expense Reimbursement(3)	-0.60%	-0.63%
Total Annual Fund Operating Expenses After Expense Reimbursement	4.06%	3.81%
(1)	Other expenses do not include extraordinary expenses. If extraordinary expenses were included, the other expenses would total 2.66% and 2.70% for Class A and Class I, respectively.
(2)
Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Operating Expenses to Average Net Assets Before Reimbursements in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include expenses attributed to acquired fund fees and expenses (“AFFE”).

(3)
Orinda Asset Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 2.55% and 2.25% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2017, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$888	$1,784	$2,687	$4,971
Class I	$383	$1,287	$2,201	$4,530

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 393% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Adviser seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisers”) and may manage a portion of the Fund’s assets directly.  The Adviser maintains primary responsibility for allocating Fund assets to the Sub-Advisers and from time to time will select and determine the percentage of Fund assets to allocate to each Sub-Adviser.  While the Adviser delegates a portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio.  The Adviser may exercise its discretion to manage a portion of Fund assets directly in order to hedge or to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Adviser, to invest the Fund’s assets pending allocation to a Sub-Adviser, or to establish positions in securities and strategies it deems appropriate for meeting the Fund’s investment objective.  The Adviser may, from time to time, reallocate the Fund’s assets among itself and the Sub-Advisers.

The Sub-Advisers implement both fundamentally and technically driven strategies.  These strategies may include, without limitation, global macro, opportunistic equity and fixed income, and systematic strategies that invest in different asset classes, securities, and derivative instruments, as discussed below. These strategies seek to target attractive absolute returns.  These strategies may exhibit different degrees of volatility, as well as variability of beta to equity, currency, and interest rate markets.  The Fund’s Sub-Advisers seek to have diversifying characteristics including lower correlation to market risk factors than traditional equity and fixed income strategies.

Global Macro:  Sub-Advisers have a broad investment mandate to invest in liquid asset classes globally, including futures and other derivative contracts.

Opportunistic: Sub-Advisers can invest globally, long or short, in stocks of companies of any size or market capitalization, government and corporate bonds and other fixed income securities. They may also invest in derivatives either to manage risk or to enhance return.

Systematic: Sub-Advisers focus on liquid asset classes globally, including futures and other derivatives with a goal of generating positive total returns over a full market cycle.

The Fund invests in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities, fixed-income securities, currencies and derivatives.  The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities.  The Fund may:

•	Invest without limit in equity securities of issuers of any market capitalization;

•	Invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy;

•	Invest up to 10% of its net assets in initial public offerings (“IPOs”);

•	Invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets;

•	Invest up to 80% of its net assets in fixed income securities. Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity;

•	Invest up to 85% of its net assets in derivatives including options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps. These derivative instruments may be used for investment purposes or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund;

•	Invest up to 60% of its net assets in currencies and forward currency contracts;

•	Utilize leverage (by borrowing against a line of credit for investment purposes) of up to 10% of the Fund’s total assets as part of the portfolio management process;

•	Invest a significant portion of its assets in the securities of companies in the same sector of the market; and

•	Sell securities short with respect to 100% of its net assets. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.

For either investment or hedging purposes, certain Sub-Advisers may invest substantially in a broad range of the derivatives instruments described above, particularly futures contracts.  The Sub-Advisers may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit a Sub-Adviser from fully implementing its investment strategy.

It is expected that the Fund will have a portfolio turnover in excess of 100% on an annual basis.

The Adviser and Sub-Advisers invest in the securities described above based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back and returned to the broker).  The Fund sells (or closes a position in) a security when the Adviser or a Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

The Adviser may also invest up to 100% of the Fund’s total assets in cash, money-market instruments, bank obligations and other high-quality debt securities for temporary defensive purposes.

Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following principal risks could affect the value of your investment.

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk.  The skill of the Adviser and Sub-Advisers will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and Sub-Advisers and on their ability to correctly identify economic trends.  Additionally, there can be no assurance that the Adviser will be able to allocate the Fund’s assets among the Sub-Advisers in a manner that is beneficial to the Fund.

Multi-Style Management Risk.  As portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities which may lead to higher transaction expenses compared to the Fund using a single investment management style.

Depositary Receipt Risk.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  In addition, investments in ADRs, EDRs, and GDRs, may be less liquid than the underlying shares in their primary trading market.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.  Those risks are increased for investments in emerging markets.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Derivatives Risk.  The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce the Fund’s returns and/or increase volatility.  A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Commodity-Linked Derivatives Risk.  The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments.  Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

Exchange-Traded Fund (“ETF”) and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETFs or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.  ETFs may not track their underlying indices.

o	Inverse ETF Risk. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.

o
Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked.  Most leveraged ETFs "reset" daily.  Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Fixed Income Securities Risk.  The market value of fixed income securities changes in response to interest rate changes and other factors.  Generally, the price of fixed income securities will increase as interest rates fall and decrease as interest rates rise.  If there is less governmental action in the future to maintain low interest rates, there may be swift and significant interest rate increases which will have a negative impact on fixed income securities.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  The degree of credit risk depends on the issuer’s condition and on the terms of the securities.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Mortgage-Backed Securities Risk.  In addition to the general risks associated with fixed income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed income securities.

High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Government-Sponsored Entities Risk.  Securities issued by government-sponsored entities may not be backed by the full faith and credit of the United States.

Exchange-Traded Note (“ETN”) Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Leverage and Short Sales Risk.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale will be successful if the price of the shorted security decreases, however, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

Growth Stock Risk.  Growth style companies may lose value or move out of favor.  Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Value Stock Risk.   Value style investing as a strategy may be out of favor in the market for an extended period.  Value stocks can perform differently from the market as a whole and from other types of stocks.

Initial Public Offering Risk.   The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Performance
The following information provides some indication of the risks of investing in the Fund.  The bar chart shows the annual return for the Fund’s Class I shares from year to year and does not reflect the sales charges applicable to Class A shares.  If sales charges were included, the return would be lower than that shown in the bar chart.  The table shows how the Fund’s Class I and Class A (reflecting the sales charges) average annual returns for one year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.orindafunds.com or by calling the Fund toll-free at 1-855-467-4632 (855-4ORINDA).

Calendar Year Total Return as of December 31* – Class I

* The Fund’s year-to-date total return as of March 31, 2016 was 4.49%.

During the period shown in the bar chart, the Fund’s highest quarterly return was 2.39% for the quarter ended March 31, 2014, and the lowest quarterly return was -4.60% for the quarter ended June 30, 2013.

Average Annual Total Returns (For the periods ended December 31, 2015)	1 Year	Since Inception (4/30/2012)
Class I
Return Before Taxes	2.98%	2.18%
Return After Taxes on Distributions	1.35%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares	2.18%	1.55%
Class A
Return Before Taxes	-2.47%	0.45%
BofA ML 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.05%	0.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  After-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for Class I; after-tax returns for Class A will vary to the extent it has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon a redemption of Fund shares.

Management of the Fund

Investment Adviser	Portfolio Manager	Managed the Fund Since:
Orinda Asset Management, LLC	Craig Kirkpatrick, Managing Partner, President	2013
Sub-Advisers	Portfolio Managers	Managed the Fund Since:
Vivaldi Asset Management, LLC	Michael Peck, CFA, President, Co-CIO, PM Scott Hergott, Director of Research, Co-CIO, PM Jeff O’Brien, PM Kyle Mowery, PM Brian Murphy, PM	2014 2014 2015 2015 2015
Crescat Portfolio Management, LLC	Kevin Smith, CFA, CEO, CIO	2012

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Vivaldi Orinda Macro Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-467-4632 (855-4ORINDA), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
All Accounts	$5,000	Any amount

Class I
All Accounts	$100,000	Any amount

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains unless you invest through tax-deferred arrangements that do not use borrowed funds, such as a 401(k) plan or IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.